UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Election of Director

On October 30, 2024, the Board of Directors (the “Board”) of Glacier Bancorp, Inc. (the “Company”), elected Beth Noymer Levine as a director of the Company, effective as of January 1, 2025. Ms. Noymer Levine was also appointed to the Audit, Compensation, Nominating/Corporate Governance, and Risk Oversight Committees of the Board. In addition, Ms. Noymer Levine was elected to the Board of Directors of Glacier Bank, the Company’s wholly owned banking subsidiary.

Ms. Noymer Levine is the founder and owner of SmartMouth Communications, a consulting firm founded in 2005 that is focused on helping individuals and organizations communicate effectively. She is also a successful author and frequent speaker on a variety of topics related to effective public communications, media relations, and personal and corporate presentations. Since 2019, Ms. Noymer Levine has served as a member of the division-level board of First Community Bank, Division of Glacier Bank, which operates primarily in northern Utah. Prior to entering the communications consulting business, Ms. Noymer Levine worked for a consulting firm providing investor and public relations and media strategies. She also served as Executive Vice President, Corporate Public Relations, for NationsBank prior to its merger with Bank of America.

Ms. Noymer Levine will bring to the Board extensive experience in executive-level communications, leadership and leadership coaching, media relations, and corporate and management development, in addition to the skills she has acquired as a founder, owner and operator of a successful business.

The Board affirmatively determined that Ms. Noymer Levine qualifies as an “independent director” in accordance with New York Stock Exchange listing standards. Additionally, Ms. Noymer Levine does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no family relationships between Ms. Noymer Levine and any of the Company’s directors or other executive officers. There are no arrangements or understandings between Ms. Noymer Levine and any other persons or entities pursuant to which she has been elected as a director.

Ms. Noymer Levine will receive compensation for her services consisting of a cash retainer and stock awards under the Company’s director compensation program applicable to non-employee directors as described in the Company’s proxy statement for its 2024 annual meeting of shareholders. She will also continue to serve as a member of the First Community Bank board.

In connection with the election of Ms. Noymer Levine as a director of the Company, the Board increased the number of directors comprising the Board from 10 to 11 directors, effective January 1, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 4, 2024	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer